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                                                                   EXHIBIT 10.33


                       AMENDMENT TO EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement (this "Amendment") is made as of the 21st day of December, 1994, between FIRST FINANCIAL MANAGEMENT CORPORATION, a Georgia corporation ("FFMC"), and PATRICK H. THOMAS (the "Executive"), to amend the Employment Agreement, dated March 22, 1994, between FFMC and the Executive (the "Employment Agreement").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Employment Agreement, as part of the compensation for the Executive's services during the term of the Employment Agreement, the Executive received from FFMC a Restricted Stock Award of 472,500 shares of FFMC Common Stock and a Restricted Stock Award of 500,000 shares of FFMC Common Stock pursuant to Restricted Stock Award Agreements dated March 22, 1994; and

         WHEREAS, the parties desire to amend the Employment Agreement and to take other necessary and appropriate actions to cancel the Restricted Stock Awards granted pursuant to the Employment Agreement and the Restricted Stock Award Agreements;

         NOW, THEREFORE, in consideration of the mutual promises herein, the parties hereto agree as follows:

                               A G R E E M E N T

         1. All capitalized terms used herein shall have the same meanings ascribed to them in the Employment Agreement.

         2. The Employment Agreement is hereby amended to delete subsections (b) and (g) of Section 3 in their entirety, thereby eliminating FFMC's obligations to make the Restricted Stock Award of 472,500 shares of FFMC Common Stock and the Restricted Stock Award of 500,000 shares of FFMC Common Stock referred to therein.

         3. The Restricted Stock Awards granted under the Employment Agreement are hereby rescinded and cancelled by agreement of FFMC and the Executive, and the Restricted Stock Award Agreement, dated as of March 22, 1994, between FFMC and the Executive (governing the Restricted Stock Award of 472,500 shares of FFMC Common Stock) and the Restricted Stock Award Agreement, dated as of March 22, 1994, between FFMC and the Executive (governing the Restricted Stock Award of 500,000 shares of FFMC Common Stock) are hereby rescinded and cancelled by agreement of FFMC and
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the Executive, and all rights of the Executive thereunder are hereby terminated. All shares previously issued to the Executive pursuant to either Restricted Stock Award Agreement, as well as any dividends accrued and payable on such shares, shall be immediately forfeited to FFMC pursuant to the restrictions on such shares, and the Executive shall have no further rights with respect to such shares or dividends. The Secretary of FFMC shall take appropriate action to cancel any certificates for shares previously issued to the Executive pursuant to either Restricted Stock Award Agreement and to restore such shares to authorized but unissued shares of FFMC Common Stock.

         4. FFMC and the Executive agree to use their best efforts to negotiate a mutually satisfactory incentive compensation arrangement for the Executive covering the 1995-1999 term of the Employment Agreement in lieu of the cancelled Restricted Stock Awards. FFMC and the Executive shall use their best efforts to execute documents necessary or appropriate to implement such incentive compensation arrangement no later than March 31, 1995.

         5. Except as expressly modified by this Amendment, the Employment Agreement shall remain in full force and effect pursuant to its terms.


         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                        FIRST FINANCIAL MANAGEMENT
                                          CORPORATION



                                        By: Robert E. Coleman
                                            ----------------------------------
                                            Robert E. Coleman, Chairman of the
                                            Compensation Committee



                                        EXECUTIVE



                                        Patrick H. Thomas
                                        --------------------------------------
                                        Patrick H. Thomas

                               *   *   *   *   *





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